RYDEX | SGI SERIES FUNDS
                                   A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS
                                                              SEPTEMBER 13, 2010

                                    (GRAPHIC)

                                                                ASSET ALLOCATION

                                                All-Asset Moderate Strategy Fund
                                               (A-Class: RYMOX) (C-Class: RYMYX)

                                                              (RYDEX | SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated August 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

ALL-ASSET MODERATE STRATEGY FUND

INVESTMENT OBJECTIVE - The All-Asset Moderate Strategy Fund (the "Fund") seeks to primarily provide growth of capital and, secondarily, preservation of capital.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 38 of the Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (AS A PERCENTAGE OF
   OFFERING PRICE)                                                                   4.75%      None
Maximum Deferred Sales Charge (Load) (AS A PERCENTAGE OF INITIAL PURCHASE
   PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LESS)                                 None       1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                      None       None
Distribution and Shareholder Service (12b-1) Fees                                    None       0.75%
Other Expenses                                                                       None       None
Acquired Fund Fees and Expenses*                                                     1.56%      1.56%
                                                                                     ----       ----
Total Annual Fund Operating Expenses                                                 1.56%      2.31%
                                                                                     ====       ====

* "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. AS A SHAREHOLDER IN CERTAIN FUNDS (THE "ACQUIRED FUNDS"), THE FUND MAY INDIRECTLY BEAR ITS PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUNDS. "ACQUIRED FUND FEES AND EXPENSES" ARE BASED UPON (I) THE APPROXIMATE ALLOCATION OF THE FUND'S ASSETS AMONG THE ACQUIRED FUNDS AND THE (II) NET EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) OF THE ACQUIRED FUNDS DURING THEIR MOST RECENTLY COMPLETED FISCAL YEAR. "ACQUIRED FUND FEES AND EXPENSES" WILL VARY WITH CHANGES IN THE EXPENSES OF THE ACQUIRED FUNDS, AS WELL AS ALLOCATION OF THE FUND'S ASSETS, AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $626      $944     $1,285    $2,243
C-CLASS SHARES    $334      $721     $1,235    $2,646

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $234      $721     $1,235    $2,646

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio. The

Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of underlying funds that represent traditional asset classes, such as stocks, bonds and money market securities, a broad range of alternative assets, such as real estate investment trusts and commodity-related securities, and alternative investment strategies, such as absolute return, managed futures, and leveraged and sector-based strategies, in an attempt to improve risk-adjusted returns and lower portfolio volatility. The Fund will typically have a moderate allocation to underlying funds that invest in stocks, and a moderate allocation to underlying funds that invest in bonds as compared to other Asset Allocation Funds. The Advisor may change the Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

The Fund may invest in, and thus have indirect exposure to the risks of, the following underlying funds and unless otherwise noted, each underlying fund listed below is a series of Rydex Series Funds:

     - Domestic Equity Funds: Russell 2000(R)2x Strategy Fund, S&P 500 2x Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, Mid-Cap 1.5x Strategy Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, NASDAQ-100(R) Fund, Nova Fund, Russell 2000(R)1.5x Strategy Fund, Russell 2000(R) Fund, S&P 500 Fund, U.S. Long Short Momentum Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Security Equity Fund Large Cap Value Fund, Security Equity Fund, Large Cap Growth Fund, Security Equity Fund Mid Cap Value Fund, Security Equity Fund Mid Cap Growth Fund, Security Equity Fund Small Cap Value Fund, and Security Equity Fund Small Cap Growth Fund (THE RUSSELL 2000(R) 2X STRATEGY FUND AND S&P 500 2X STRATEGY FUND ARE SERIES OF RYDEX DYNAMIC FUNDS)(THE LARGE CAP VALUE FUND, SECURITY EQUITY FUND, LARGE CAP GROWTH FUND, MID CAP VALUE FUND, MID CAP GROWTH FUND, SMALL CAP VALUE FUND, AND SMALL CAP GROWTH FUND ARE SERIES OF SECURITY EQUITY FUND)

     - Fixed Income and Money Market Funds: Government Long Bond 1.2x Strategy Fund, High Yield Strategy Fund, Security Income Fund High Yield Series, Security Income Fund U.S. Intermediate Bond Series, and U.S. Government Money Market Fund (THE HIGH YIELD SERIES AND U.S. INTERMEDIATE BOND SERIES ARE SERIES OF SECURITY INCOME FUND)

     - International Equity Funds: Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, International Long Short Select Fund, and Global Fund (THE GLOBAL FUND IS A SERIES OF SECURITY EQUITY FUND)

     - Alternative and Specialty Funds: Multi-Hedge Strategies Fund, Commodities Strategy Fund, Managed Futures Strategy Fund, Real Estate Fund, Long/Short Commodities Strategy Fund, Equity Market Neutral Fund, Long Short Interest Rate Strategy Fund, Event Driven and Distressed Strategies Fund, Alternative Strategies Fund, and Long Short Equity Strategy Fund

The Fund may also invest in exchange-traded funds ("ETFs"), other pooled investment vehicles, and other derivatives, primarily consisting of index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

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                                        4


CONFLICTS OF INTEREST RISK - The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK - The Fund and certain of the underlying funds may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CREDIT RISK - The Fund and certain of the underlying funds could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

CURRENCY RISK - The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK - To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES ("ETNS") RISK - Certain of the underlying funds may invest in exchange-traded notes. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK - An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK - By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK - Because a significant portion of the assets of certain of the underlying funds are invested in a specific geographical region, the value of its investments and the net asset value ("NAV") of the Fund could decline more dramatically as a result of adverse events affecting Europe.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK - Targeting Japan could hurt certain of the underlying funds' performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

HIGH YIELD RISK - Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INCOME RISK - Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

INDUSTRY AND SECTOR CONCENTRATION RISK - The risk of concentrating certain of the underlying funds' investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not have exposure to concentrated investments. To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate and/or technology sectors, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate and technology companies also may fluctuate widely in response to such events.

INTEREST RATE RISK - The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - Certain of the underlying funds may each invest in wholly-owned and controlled Cayman Islands subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). The Subsidiaries are not registered under the Investment Company Act of 1940 and are not subject to all of the investor protections of the Investment Company Act of 1940. Thus, certain of the underlying funds, as investors in the Subsidiaries, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which certain of the underlying funds and the

Subsidiaries, respectively, are organized, could result in the inability of the underlying funds and/or the Subsidiaries to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK - Some of the investment techniques employed by the Fund and certain of the underlying funds may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

ISSUER SPECIFIC RISK - A decrease in the value of the securities of an issuer or guarantor of a debt instrument held by the Fund or certain underlying funds may cause the value of your investment in the Fund to decrease. The value of a security may increase or decrease for a number of reasons which directly relate to the issuer.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund may achieve leveraged exposure and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund and certain of the underlying funds to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK - The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

OTC TRADING RISK - Certain of the derivatives in which the Fund and certain of the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PORTFOLIO TURNOVER RISK - The Fund's strategy and certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's or underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect certain of the underlying funds' ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STABLE PRICE PER SHARE RISK - Certain of the underlying funds' assets are valued using the amortized cost method, which enables the underlying fund to maintain a stable price of $1.00 per share. Although the underly-ing fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained and it is possible to lose money.

TAX RISK - Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause certain of the underlying funds' performance to match or correlate to that of the underlying funds' respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate and the use of derivatives and leverage all contribute to tracking error. Tracking error may cause an underlying fund's and, thus the Fund's, performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -3.75%.

                                   (BAR CHART)

2007     5.69%
2008   -18.09%
2009    11.68%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 11.01%              (quarter ended 03/31/2009) -8.70%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not rele-vant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Past 1   Since Inception
A-CLASS SHARES                                                          Year      (06/30/2006)
--------------                                                         ------   ---------------
Return Before Taxes                                                     7.19%        0.32%
Return After Taxes on Distributions                                     6.52%       -0.63%
Return After Taxes on Distributions and Sale of Fund Shares             4.67%       -0.24%
Synthetic All-Asset Moderate Strategy Benchmark                        20.00%        2.22%
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       -1.52%

                                                                       Past 1   Since Inception
C-CLASS SHARES                                                          Year      (06/30/2006)
--------------                                                         ------   ---------------
Return Before Taxes                                                    10.68%        1.00%
Return After Taxes on Distributions                                     9.97%        0.03%
Return After Taxes on Distributions and Sale of Fund Shares             6.95%        0.33%
Synthetic All-Asset Moderate Strategy Benchmark                        20.00%        2.22%
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500(R) Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   26.46%       -1.52%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of the Fund in an amount of $1 million or more will be placed into A-Class Shares of the Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through

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Rydex|SGI directly. The Fund also offers you the option to send redemption
orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

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(RYDEX | SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

SUMAAMAC-0910x0811